Income Taxes	12 Months Ended
Dec. 31, 2021
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
23.1 Income Tax
The major components of income tax expense for the years ended December 31, 2021, 2020 and 2019 are:

	2021	2020	2019
Current tax expense:
Current year	Ps. 4,259	Ps. 7,367	Ps. 6,011
Deferred tax expense:
Origination and reversal of temporary differences	2,795	(3,391)	905
(Benefit) utilization of tax losses recognized	(445)	1,452	(1,268)
Total deferred tax expense (benefit)	2,350	(1,939)	(363)
Total income tax expense in consolidated net income	Ps. 6,609	Ps. 5,428	Ps. 5,648

2021	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,356	Ps. 903	Ps. 4,259
Deferred tax expense:
Origination and reversal of temporary differences	1,659	1,136	2,795
Utilization (benefit) of tax losses recognized	356	(801)	(445)
Total deferred tax	2,015	335	2,350
Total income tax expense in consolidated net income	Ps. 5,371	Ps. 1,238	Ps. 6,609

2020	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 6,311	Ps. 1,056	Ps. 7,367
Deferred tax expense:
Origination and reversal of temporary differences	(2,676)	(715)	(3,391)
Utilization (benefit) of tax losses recognized	1,962	(510)	1,452
Total deferred tax (benefit)	(714)	(1,225)	(1,939)
Total income tax expense (benefit) in consolidated net income	Ps. 5,597	Ps. (169)	Ps. 5,428

2019	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 5,123	Ps. 888	Ps. 6,011
Deferred tax expense:
Origination and reversal of temporary differences	(438)	1,343	905
(Benefit) of tax losses recognized	(1,136)	(132)	(1,268)
Total deferred tax (benefit)	(1,574)	1,211	(363)
Total income tax expense in consolidated net income	Ps. 3,549	Ps. 2,099	Ps. 5,648

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items recognized directly in OCI during the year:	2021	2020	2019
Unrealized loss (gain) on cash flow hedges	Ps. 787	Ps. 216	Ps. (373)
Remeasurements of the net defined benefit liability	(27)	(130)	(192)
Total income tax recognized in OCI	Ps. 760	Ps. 86	Ps. (565)
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items recognized directly in OCI as of year-end:	2021	2020	2019
Unrealized loss (gain) on derivative financial instruments	Ps. 573	Ps. (212)	Ps. (481)
Comprehensive loss (income) to be reclassified to profit or loss in subsequent periods	573	(212)	(481)
Re-measurements of the net defined benefit liability	(408)	(378)	(240)
Balance of income tax in AOCI	Ps. 165	Ps. (590)	Ps. (721)
A reconciliation between effective income tax rate and Mexican domestic statutory tax rate for the years ended December 31, 2021, 2020 and 2019 follows:

	2021	2020	2019
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	(0.64)%	(0.38)%	(2.66)%
(Loss) on monetary position for subsidiaries in hyperinflationary economies	(0.21)%	(0.62)%	(0.50)%
Annual inflation tax adjustment	6.48%	0.73%	0.78%
Non-deductible expenses	1.82%	2.49%	3.92%
Non-taxable income	—%	—%	—%
Income taxed at a rate other than the Mexican statutory rate	1.14%	0.08%	1.28%
Effect of restatement of tax values	(2.54)%	(1.81)%	(1.47)%
Effect of change in statutory rate	(0.09)%	(0.23)%	(0.52)%
Income tax credits (1)	(2.69)%	(10.34)%	(0.18)%
Tax loss (2)	(3.57)%	13.80%	(1.01)%
Other	(0.78)%	0.04%	1.04%
	28.92%	33.76%	30.68%

(1) Favorable position of Brazilian Courts related to a no taxation on financial effects of recovered tax credits from previously won judicial disputes, which allowed a recognition of a deferred tax credit in Brazil in 2021 and 2020.
(2) During 2020, the Company recognized an amount of Ps. 2,349 in the deferred tax asset based on the probability of the expected timing of reversal of tax losses in Mexico.
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2021	2020	2021	2020	2019
Expected credit losses	Ps. (96)	Ps. (64)	Ps. (34)	Ps. (10)	Ps. (18)
Inventories	17	23	(1)	72	(37)
Prepaid expenses	55	26	29	(17)	41
Property, plant and equipment, net	(1,171)	(1,006)	(223)	(90)	128
Rights of use assets	112	176	(68)	(22)	197
Other assets	(340)	(325)	(28)	(389)	24
Finite useful lived intangible assets	(54)	(128)	69	(275)	(78)
Indefinite lived intangible assets	1,412	796	165	140	114
Post-employment and other non-current employee benefits	(447)	(381)	(59)	4	65
Derivative financial instruments	2	74	(72)	80	(12)
Contingencies	(889)	(1,627)	171	182	(94)
Employee profit sharing payable	(444)	(208)	(236)	(7)	17
Tax loss carryforwards	(7,244)	(6,915)	(445)	2,342	(1,268)
Tax credits to recover (1)	(1,394)	(2,594)	1,200	(1,629)	(122)
Cumulative other comprehensive income	165	(590)	760	86	29
Liabilities of amortization of goodwill of business acquisition	5,897	6,554	87	—	860
Financial leasing	(155)	(211)	53	(23)	(190)
Other (2)	(1,058)	(2,269)	982	(2,383)	(19)
Deferred tax (income)			Ps. 2,350	Ps. (1,939)	Ps. (363)

Deferred tax, asset	Ps. (8,342)	Ps. (11,143)
Deferred tax, liability	2,710	2,474
Deferred income taxes, net	Ps. (5,632)	Ps. (8,669)
(1)Corresponds to income tax credits from dividends received from foreign subsidiaries to be recovered within the next ten years accordingly to the Mexican Income Tax law.
(2)One of the principal items considered are deferred non deductible interest calculated according to the Mexican Tax Law.

The changes in the balance of the net deferred income tax asset are as follows:

	2021	2020	2019
Balance at beginning of the period	Ps. (8,669)	Ps. (6,661)	Ps. (5,582)
Deferred tax provision for the period	2,350	(1,939)	(363)
Change in the statutory rate	81	(42)	(66)
Acquisition of subsidiaries	—	—	57
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	787	216	(373)
Cumulative translation adjustment	(163)	(392)	(230)
Remeasurements of the net defined benefit liability	(27)	(130)	(192)
Inflation adjustment	9	279	88
Balance at end of the period	Ps. (5,632)	Ps. (8,669)	Ps. (6,661)
The Company offsets tax assets and liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes levied by the same tax authority.
The Company has determined that undistributed profits of its subsidiaries, will not be distributed in the foreseeable future. The temporary differences associated with investments in subsidiaries, associates and joint ventures, for which deferred tax liabilities have not been recognized, aggregate to December 31, 2021: Ps. 8,762, December 31, 2020: Ps. 5,212 and, December 31, 2019: Ps. 13,187.
Tax Loss Carryforwards

Some subsidiaries in Mexico, Colombia, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2025	Ps. 1,218
2026	5,516
2027	—
2028	509
2029	10
2030	—
2031 and thereafter	89
No expiration (Brazil)	14,787
Ps. 22,129

During 2013, the Company completed certain acquisitions in Brazil. In connection with the acquisitions in Brazil the Company recorded certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (NOLs) in Brazil which the NOLs for which deferred tax asset has been recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2021 and 2020 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2021	2020	2019
Balance at beginning of the period	Ps. 21,522	Ps. 28,871	Ps. 25,879
Increase	5,768	4,985	6,029
Utilization of tax losses	(4,558)	(1,986)	(1,854)
Unused tax losses - 2028 to 2030	—	(7,830)	—
Effect of foreign currency exchange rates	(603)	(2,518)	(1,183)
Balance at end of the period	Ps. 22,129	Ps. 21,522	Ps. 28,871
.
23.2 Recoverable taxes
Recoverable taxes result mainly from higher provisional payments of income tax during 2021 in México in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
The operations in Guatemala, Colombia, Nicaragua and Panama are subject to a minimum tax. In Guatemala and Colombia this tax is recoverable under certain circumstances only. Guatemala tax basis is determined considering the highest between total assets and net income; in Colombia tax basis is equity.
23.2.1 Exclusion of the State VAT (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis
On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis was unconstitutional. During 2019, our companies in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2021, 2020 and 2019, the administrative formalities for three of the motions and the recoverable taxes were concluded and were recorded in other operating revenues in the income statement.

As of December 31, 2021 and 2020 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 1,243 and Ps. 2,523 respectively.
23.3 Tax Reform
Brazil
In early 2017, the Supreme Court decided that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. The Brazilian tax authorities have appealed the Supreme Court’s decision and such appeal was refused on a final decision in May 2021. However, our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Supreme Court’s first ruling, and obtained a final favorable resolution in 2019. In 2021, the federal production and sales taxes together resulted in an average of 16.20% tax over net sales.

In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was increased from 4.0% to 12.0% from January 1, 2019 to June 30, 2019, was reduced to 8.0% from July 1, 2019 to September 30, 2019 and was increased to 10.0% from October 1, 2019 to December 31, 2019. The excise tax rate was reduced to 4.0% from January 1, 2020 to May 31, 2020, was increased to 8.0% from June 1, 2020 to November 30, 2020, was reduced again to 4.0% from December 1, 2020 to January 31, 2021, and was increased to 8.0% from February 1, 2021 onwards. The tax credit that we may recognize in our Brazilian operations in connection with purchases of concentrate in the Manaus Free Trade Zone has been affected accordingly.

Argentina
On January 1, 2018, a tax reform became effective in Argentina. That reform reduced the income tax rate from 35.0% to 30.0% for 2018 and 2019, and then to 25.0% for 2020. In June 2021 (effective retroactively to January 2021), the Argentine government increased the income tax rate to 35.0% for 2021 onwards and imposed a tax rate of 7.0% on dividends paid to non-resident stockholders and resident individuals.

This same tax reform imposed a new tax on dividends paid to nonresident stockholders and resident individuals at a rate of 7.0% for 2018 and 2019, and then to 13.0% for the following years. The reform decreased the sales tax rate in the province of Buenos Aires from 1.75% to 1.5% in 2018. The reform shceduled a reduction in the sales tax rate in the City of Buenos Aires from to 2.0% to 1.5% in 2019, to 1.0% in 2020, to 0.5% in 2021. Nonetheless,the Argentine government issued several executive decrees since 2019 to maintain the sales tax rate for both the province of Buenos Aires and the City of Buenos Aires at a rate of 1.5%.

Mexico
On January 1, 2019, the Mexican government eliminated the right to offset any tax credit against any payable tax (universal offset or compensation universal). Effective as of such date, tax credits are only offset against taxes of the same nature, and it is not possible to offset tax credits against taxes withheld to third parties.

On January 1, 2020, a tax reform became effective in Mexico. The most relevant changes are: (i) a limitation on taxpayers’ annual net interest expense deduction equal to 30.0% of the taxpayer’s adjusted taxable income (comparable to EBITDA), provided that (x) any interest expenses of a company below Ps.20 million (approximately US$1 million) are not subject to the rule and can therefore be deducted in their entirety and (y) any deductible interest that is not allowed to be deducted in a given year because of the 30.0% limit, may be carried forward for the subsequent 10 years; (ii) stringent rules to categorize certain foreign income and foreign subsidiaries that are subject to low levels of taxation as subject to Mexican income tax; (iii) an inflation-related increase in the excise tax applicable to the production, sale and import of beverages with added sugar and HFCS from Ps.1.17 to Ps.1.2616 per liter, which excise tax will be subject to an annual increase based on the previous year’s inflation rate starting on January 1, 2021; (iv) an expansion of the definition of “energy drink” to apply an excise tax of 25.0% on beverages that include a mix of caffeine and any other stimulants; and (v) a modification of the Mexican Federal Tax Code to (a) increase the number of events that may trigger the joint and several liability of partners, shareholders, directors, managers or any other person responsible for the management of a business, (b) add a new disclosure obligation of certain reportable transactions to tax authorities, and (c) increase the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities believe the tax benefit, rather than a business reason or an alternative economic benefit, is the primary factor behind a transaction or legal structure.

In April 2021, the Mexican government amended the Federal Labor Law, the Tax Code and other laws that regulate labor benefits to, among other things, prohibit the outsourcing of personnel, except in certain circumstances. As a result of this tax reform, the deduction of expenses related to the outsourcing is prohibited as well as the ability to credit the value-added tax generated by the expenses related to the outsourcing and in extreme cases, the outsourcing of personnel may qualify as tax fraud. This reform became effective on September 1, 2021.

In accordance with amendments to Mexican tax laws in effect from January 1, 2022, Mexican issuers are joint and severally liable for taxes payable on gains derived from the sale or disposition of its shares or securities representing its shares, such as ADSs, by major shareholders who are non-Mexican residents with no permanent establishment in Mexico for tax purposes, to other non-Mexican residents with no permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information with respect to such sale or disposition to the Mexican tax authorities. For purposes of these regulations, “major shareholders” are shareholders that are identified in reports submitted by the Mexican issuer to the CNBV on an annual basis as a result of being (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer’s capital stock, (ii)
shareholders who directly or indirectly own 5.0% or more of the Mexican issuer’s capital stock or (iii) within the ten largest shareholders of the Mexican issuer based on direct ownership of shares of capital stock. Although in some instances Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations to that effect issued by the Mexican tax authorities. There is currently no obligation by non-Mexican residents to inform Mexican issuers about their sales or dispositions of shares or securities representing shares, which limits our ability to comply with our reporting obligations to the Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given inherent mechanics and procedures, including the application of any tax treaties available, applicable to the trading of publicly-traded securities.

Colombia
On January 1, 2019, a new tax reform became effective in Colombia. This reform reduced the previous income tax rate of 33.0% for 2019 to 32.0% for 2020, to 31.0% for 2021 and to 30.0% for 2022. The minimum assumed income tax (renta presuntiva sobre el patrimonio) was also reduced from 3.5% for 2018 to 1.5% for 2019 and 2020, and to —% for 2021. In addition, the thin capitalization ratio was adjusted from 3:1 to 2:1, and was modified to apply only to transactions between related parties. Commencing on January 1, 2019, value-added tax, which was applied only to the first sale in the supply chain prior to December 31, 2018, began to be applied and transferred throughout the entire supply chain, which in our case results in charging value-added tax on the sales price of our finished goods (applicable to our Colombian subsidiary located in the free trade zone). For companies located in free trade zones, the value-added tax is charged on the cost of imported raw materials of national and foreign origin, which we are able to credit against the value-added tax on the sales price of our products. The municipality sales tax was 50.0% deductible against income tax payable in 2019 and 100.0% deductible in 2020. Finally, the value-added tax paid on acquired fixed assets will be credited against income tax or the minimum assumed income tax. Additionally, this tax reform increased the tax rate on dividends paid to foreign individuals and non-resident entities from 5.0% to 7.5%. The tax reform also imposed a tax rate of 7.5% on dividends paid to Colombian companies. This tax is charged only on the first distribution of dividends from one Colombian corporate entity to another, and a credit resulting from the tax withholding is carried forward until a Colombian company makes a distribution to a shareholder that is an individual residing in Colombia or a non-resident individual or entity.

In October 2019, the Colombian courts declared the tax reform that became effective on January 1, 2019 unconstitutional. On December 27, 2019, the Colombian government enacted a new tax reform, which became effective on January 1, 2020. In general, the reform maintained the provisions introduced on the previous tax reform and included some additional changes, as follows: (i) the minimum assumed income tax rate (renta presuntiva sobre el patrimonio) was reduced from 1.5% to 0.5% for 2020 and reduced to —% for the year 2021 onwards; (ii) the tax rate on dividends paid to Colombian resident individuals was reduced from 15.0% to 10.0%; (iii) the tax rate on dividends paid to foreign individuals and non-resident entities was increased from 7.5% to 10.0%; (iv) the possibility to deduct 100.0% of the municipality sales tax against payable income tax was postponed to 2022; and (v) taxpayers were granted more flexibility to credit or recover the value-added tax of imported goods from free trade zones.

In August 2021, a new tax reform became effective in Colombia. This reform increased the income tax rate from 30.0% to 35.0% for 2022 onwards and limited to 50.0% the ability to deduct the municipality sales taxes against income taxes.

Costa Rica
On July 1, 2019, a tax reform became effective in Costa Rica. This reform allowed tax credits on sales taxes to be recorded on goods, administrative services and general expenses. The value-added tax rate of 13.0% on services provided within Costa Rica now applies to both domestic and foreign service providers. Capital gains taxes are now imposed at a rate of 15.0% on sales of assets located in Costa Rica. New income tax withholding rates are now imposed on salaries and other employee benefits at the rates of 25.0% and 20.0%, depending on the salary bracket. Finally, a new thin capitalization rule provides that interest expenses paid to entities other than members of the Costa Rican financial system that exceed 20.0% of a company’s EBITDA are not deductible for income tax purposes.

Panama
Until November 17, 2019, Panama imposed an excise tax of 5.0% on carbonated beverages and imported non-carbonated beverages and a 10.0% selective consumption tax on syrups, powders and concentrate used to produce sugary drinks. On November 18, 2019, Panama replaced such excise tax with an excise tax of 7.0% on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders and concentrate used to produce sugary drinks. As of January 1, 2020, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.
Nicaragua
On March 1, 2019, a tax reform became effective in Nicaragua, increasing the excise tax for all beverages (except for water) from 9.0% to 11.0%; to 13.0% on January 1, 2020; and to 15.0% starting on January 1, 2021. In addition, starting on March 1, 2019, the minimum alternative income tax increased from 1.0% to 3.0%.

Uruguay
On December 31, 2021 Uruguayan government issued an executive decree that increased the excise tax from 19% to 22% for energy drinks that should have applied beginning January 2022.
On December 29, 2020, the Uruguayan government issued an executive decree to modify the way the excise tax credit of beverages sold in returnable bottles is calculated, which excise tax credit is currently 1.15 Uruguayan pesos (Ps.0.53 as of December 31, 2021) per liter. Starting on January 1, 2021 and until June 30, 2021, the excise tax credit was calculated based on the ratio of purchases made by any company in Uruguay selling returnable bottles produced in Uruguay in the last three years to the total purchases of returnable bottles made by such company in and outside Uruguay in the last three years. The Uruguayan government did not issue another executive decree with the rules so since July 1st, 2021, this tax credit is not longer applicable.